Investments	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Investments [Abstract]
Investments
13.	Investments

The Company’s investments consisted of the following (in thousands):

	March 31, 2012	December 31, 2011
Equity method investments	$34,283	$20,367

On March 28, 2012, the Company made a further equity investment of $16.0 million in ELX. As a result of the additional equity investment and certain related transactions, (i) the Company’s voting and equity interests in ELX increased from 26.3% each to 49.0% and 56.7%, respectively, and (ii) the Company has been granted the authority to manage and conduct the day-to-day business, operations and affairs of ELX, subject to the oversight and control of the supervisory board.

The Company’s share of losses related to its investments was $2.5 million and $1.7 million for the three months ended March 31, 2012 and 2011, respectively. The Company’s share of the losses is reflected in “Losses on equity investments” in the Company’s unaudited condensed consolidated statements of operations.

12.	Investments

The Company’s investments consisted of the following (in thousands):

	Percent Ownership (1)	December 31, 2011	December 31, 2010
ELX	26%	$6,306	$10,559
Freedom International Brokerage	45%	10,231	10,293
China Credit BGC Money Broking Company Limited	33%	1,853	2,277
Other		1,977	1,978

Total investments		$20,367	$25,107

(1)	Represents the Company’s voting interest in the equity method investment.

The Company’s share of losses related to its investments was $6.6 million, $6.9 million and $8.7 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company’s share of the losses is reflected in “Losses on equity investments” in the Company’s consolidated statements of operations.